                                                             Exhibit 10.6

            STOCKHOLDER'S AGREEMENT, dated as of April 27, 1998, between Yankee Candle Company, Inc. and the undersigned (the "Stockholder").

            WHEREAS, the Stockholder is a party to a Recapitalization Agreement, dated March 25, 1998, by and among the Stockholder, Yankee Candle Holdings Corp. and Forstmann Little & Co. Subordinated Debt and Equity Management Buyout Partnership-VI, L.P., a Delaware limited partnership ("MBO-VI"), and the Company, as amended (the "Recapitalization Agreement"); and

            WHEREAS, the execution and delivery of this Agreement is a condition precedent to the closing of the transactions contemplated by the Recapitalization Agreement.

      NOW, THEREFORE, the parties hereto agree as follows:

1. Definitions.

            1.1 Definitions; Rules of Construction.

                  (a) The following terms, as used herein, shall have the following meanings:

                  "Act" shall mean the Securities Act of 1933, as amended.

                  "Affiliate" shall mean, with respect to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person.

                  "Affiliate Securities" shall mean any securities issued by an Affiliate of the Company.

                  "Agreement" shall mean this Stockholder's Agreement, as amended, supplemented or modified from time to time in accordance with the terms hereof.

                  "Book Value of Parent" shall mean the sum of (x) the total assets minus the total liabilities of Parent on a consolidated basis, plus
(y) the amount of any reduction in stockholders' equity resulting from the application of EITF Issue Summary No. 88-16, Basis in Leveraged Buyouts, as of the Valuation Date, plus (z) the amount of accumulated amortization of that portion of the purchase price paid for Parent by Equity-V and MBO-VI that was allocated to goodwill, excluding other acquired identified intangible assets. For purposes of calculating the Book Value of Parent and the Book Value Per Share, (i) all options and other rights to acquire equity interests in Parent outstanding immediately prior to the date of the Repurchase Notice or exercised between the Valuation Date and the date of the Repurchase Notice shall be deemed to have been exercised on the Valuation Date, and (ii) the number of outstanding shares on the Valuation Date shall be increased by the number of shares subject to each such option or other right and the assets of Parent shall be increased by the aggregate exercise price payable in respect of the exercise of each such option or other right (with respect to clauses (i) and (ii), in the case of any such option or other right, unless the effect thereof would be to increase the Book Value Per Share).

                  "Book Value Per Share" shall mean the amount which would be payable on the Valuation Date in respect of one share of Class C Common Stock in the event of a dissolution, liquidation or winding-up of the affairs of the Company if the amount of assets available for distribution in the event of such dissolution, liquidation or winding-up with respect to all shares of capital stock of the Company outstanding (or deemed to be outstanding, as set forth above in the definition of "Book Value of Parent") on the Valuation Date were equal to the Book Value of Parent. In the event there has been a Stock Dividend of Parent after the Valuation Date and prior to the Election Date, the number of shares outstanding for purposes of determining Book Value Per Share shall be the number of shares that would have been outstanding immediately after the Stock Dividend on the Valuation Date had the Stock Dividend occurred on the Valuation Date.

                  "Capital Transaction" shall mean, with respect to any corporation or other entity, any Stock Dividend, recapitalization (including, without limitation, any special dividend or distribution), reclassification, spin-off, partial liquidation or similar capital adjustments (including, without limitation, through merger or consolidation) of such corporation or other entity.

                  "Class A Common Stock" shall mean the Class A Common Stock, par value $0.01 per share, of Parent. There shall be included within the term Class A Common Stock any Class A Common Stock now or hereafter authorized to be issued, and any and all securities of any kind whatsoever of the Company which may be issued after the date hereof in respect of, or in exchange for, shares of Class A Common Stock pursuant to a Capital Transaction of Parent or otherwise

                  "Class C Common Stock" shall mean the Class C Common Stock, par value $0.01 per share, of Parent. There shall be included within the term Class C Common Stock any Class C Common Stock now or hereafter authorized to be issued, and any and all securities of any kind whatsoever of the Company which may be issued after the date hereof in respect of, or in exchange for, shares of Class C Common Stock pursuant to a Capital Transaction of Parent or otherwise. Without limiting the generality of the foregoing, all references herein to the Class C Common Stock shall include, and the provisions hereof (including, without limitation, Sections 3 and 4 hereof) shall also be applicable to, the Class A Common Stock for which the Class C Common Stock shall be exchanged pursuant to the Parent Certificate of Incorporation.

                  "Common Stock" shall mean the Common Stock, par value $0.01 per share, of the Company. There shall be included within the term Common Stock any Common Stock now or hereafter authorized to be issued, and any and all securities of any kind whatsoever of the Company which may be issued after the date hereof in respect of, or in exchange for, shares of Common Stock pursuant to a Capital Transaction of the Company or otherwise. Without limiting the generality of the foregoing, all references herein to Common Stock shall include, and the provisions hereof (including, without limitation, Section 3 hereof) shall also be applicable to, the Class C Common Stock for which the Common Stock may be exchanged pursuant hereto.

                  "Company" shall mean Yankee Candle Company, Inc., a Massachusetts corporation, and shall include any successor thereto by merger, consolidation, acquisition of substantially all the assets thereof, or otherwise.

                  "Competitive Activity" shall mean engaging in any of the following activities: (i) serving as a director of any Competitor; (ii) directly or indirectly (X) controlling any Competitor or (Y) owning any equity or debt interests in any Competitor (other than equity or debt interests which are publicly traded and do not exceed 5% of the particular class of interests then outstanding) (it being understood that, if any such interests in any Competitor are owned by an investment vehicle or other entity in which the Stockholder owns an equity interest, a portion of the interests in such Competitor owned by such entity shall be attributed to the Stockholder, such portion determined by applying the percentage of the equity interest in such entity owned by the Stockholder to the interests in such Competitor owned by such entity); (iii) directly or indirectly soliciting, diverting, taking away, appropriating or otherwise interfering with any of the customers or suppliers of the Company or any Affiliate of the Company; or (iv) employment by (including serving as an officer or director of), or providing consulting services to, any Competitor. For purposes of this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of any Competitor, whether through the ownership of equity or debt interests, by contract or otherwise. Notwithstanding the foregoing, the term "Competitive Activity" shall not include the direct or indirect ownership or operation of, investment in, or employment or engagement by a Person that is a Competitor solely because such Person is a luxury automobile dealership, winery and/or vineyard, and/or a retail gift shop ancillary to any of the foregoing, provided that if such gift shop sells candles or other home fragrancing products, such products are manufactured solely by the Company or its Affiliates.

                  "Competitor" shall mean any Person that is engaged in a business similar to the Business (as defined in the Recapitalization Agreement), without regard to size (including giftware and related merchandise) or is engaged in owning, operating or acquiring directly or indirectly (through a corporation, trust, partnership or other Person) one or more entities engaged in a business similar to the Business, without regard to size (including giftware and related merchandise).

                  "Equity-V" shall mean Forstmann Little & Co. Equity Partnership-V, L.P., a Delaware limited partnership.

                  "Expenses of Sale" shall mean all expenses incurred by the Parent Companies in connection with the sale of the shares of the selling stockholders pursuant to Section 3.2, 3.3, 3.4, 3.5, 3.6 or 3.7 hereof to the extent that such expenses are not paid or reimbursed by the Company.

                  "Legal Representative" shall mean the guardian, executor, administrator or other legal representative of the Stockholder. All references herein to the Stockholder shall be deemed to include references to the Stockholder's Legal Representative, if any, unless the context otherwise requires.

                  "Litigation" shall mean any actions, suits or proceedings arising out of or relating to this Agreement and the transactions contemplated hereby.

                  "Parent Certificate of Incorporation" shall mean the Restated Certificate of Incorporation of Parent, as in effect from time to time.

                  "Parent" shall mean Yankee Candle Holdings Corp., a Delaware corporation, and shall include any successor thereto by merger, consolidation, acquisition of substantially all the assets thereof, or otherwise.

                  "Parent Companies" shall mean the collective reference to Parent, Equity-V, MBO-VI and their respective successors and assigns.

                  "Permitted Transferee" shall have the meaning ascribed to such term in Section 3.1(b) hereof.

                  "Person" shall mean an individual, a corporation, a partnership, an association, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

                  "Prohibited Activity" shall have the meaning ascribed to such term in Section 4.1 hereof.

                  "Release Date" shall mean the date on which Parent and its Affiliates shall cease to own in the aggregate directly or indirectly at least 20 percent of the then outstanding securities of the Company having the power to vote in the election of directors of the Company.

                  "Representative" shall have the meaning ascribed to such term in Section 6.13(b) hereof.

                  "Repurchase Notice" shall have the meaning ascribed to such term in Section 4.2 hereof.

                  "Sale Obligations" shall mean any liabilities and obligations (including liabilities and obligations for indemnification, amounts paid into escrow and post-closing adjustments) incurred by the selling stockholders in connection with the sale of their shares pursuant to Section 3.2, 3.3, 3.4, 3.5,
3.6 or 3.7 hereof.

                  "Section 3.2 Notice" shall have the meaning ascribed to such term in Section 3.2(a) hereof.

                  "Section 3.3 Notice" shall have the meaning ascribed to such term in Section 3.3(a) hereof.

                  "Stock Dividend" shall mean, with respect to any corporation or other entity, any stock split, stock dividend, reverse stock split or similar transaction which changes the number of outstanding shares of capital stock of such corporation or other entity.

                  "Third Party" shall mean any Person other than any Parent Company or any Affiliate or partner or stockholder of any Parent Company or any Affiliate of such partner or stockholder.

                  "Transaction" shall mean any sale pursuant to Section 3.2, 3.3, 3.4, 3.5, 3.6 or 3.7 hereof.

                  "Valuation Date" shall mean the last day of the fiscal year of Parent immediately preceding the fiscal year in which Parent is repurchasing shares of Common Stock from the Stockholder pursuant to Section 4.2 hereof.

                  (b) In this Agreement, unless the context otherwise requires, words in the singular number or in the plural number shall each include the singular number and the plural number.

2. Scope of Agreement. The provisions of this Agreement shall apply to any and all shares of Common Stock currently owned and owned in the future by the Stockholder.

3. Rights and Restrictions on Common Stock.

            3.1 No Sale or Transfer.

                  (a) The Stockholder shall not sell, transfer, assign, exchange, pledge, encumber or otherwise dispose of any shares of Common Stock or grant any option or right to purchase such shares or any legal or beneficial interest therein, except in accordance with the provisions of this Agreement.

                  (b) The Stockholder may transfer any shares of Common Stock by will, but only to:

                        (i) any spouse, parent, child (whether natural or adopted), brother or sister of the Stockholder, or

                        (ii) any corporation or partnership which is controlled by any spouse, parent, child (whether natural or adopted), brother or sister of the Stockholder

(the person or persons to which shares of Common Stock are transferred in accordance with this Section 3.1(b) being herein referred to as the "Permitted Transferee"); provided, that, for any transfer to the Permitted Transferee to be effective hereunder, the Permitted Transferee shall agree in writing to be bound by all the terms of this Agreement applicable to the Stockholder (including, without limitation, Sections 3 and 6.13(b) hereof) as if the Permitted Transferee originally had been a party hereto; and provided, further, that all of the stockholders of any Permitted Transferee that is a corporation and all of the partners of any Permitted Transferee that is a partnership shall agree in writing not to transfer any shares they then own or may hereafter acquire in the corporate Permitted Transferee or any partnership interests they then own or may hereafter acquire in the partnership Permitted Transferee except to a person described in paragraph (i) or (ii) above that has made the same agreement in writing to the Company, so long as the corporate or partnership Permitted Transferee shall own any shares of Common Stock. Any reference herein to the Stockholder shall be to the Permitted Transferee from and after the date the transfer is effected in accordance with this Section 3.1(b). Without limiting the generality of the foregoing, the provisions of Section 4.2 hereof shall be likewise applicable to any Permitted Transferee, commencing upon the date that such Person becomes a Permitted Transferee, for the respective periods they would have applied to the Stockholder.

            3.2 Participation in Sale of Common Stock. The Stockholder, at the Stockholder's option, may participate proportionately (and the Parent Companies shall allow the Stockholder to participate proportionately) in any sale (other than a public offering of Common Stock, which shall be governed by Section 3.3 hereof) of all or a portion of the shares of Common Stock owned by the Parent Companies to any Third Party. The Company shall notify the Stockholder in writing of the Parent Companies' intention to effect such a sale to a Third Party and the nature and per share amount of consideration to be paid by such Third Party, at least 10 days, or such shorter time as the Company deems practicable, before the closing of any such proposed sale of shares of Common Stock (the "Section 3.2 Notice"), and the Stockholder shall notify the Company in writing within five days after receipt of the Section
3.2 Notice of his intention to participate in such sale, including the number of shares of Common Stock with respect to which he will so participate. Any failure by the Stockholder to so notify the Company within such five-day period shall be deemed an election by the Stockholder not to participate in such sale with respect to any of his shares. Any sale of shares of Common Stock by the Stockholder pursuant to this Section 3.2 shall be for the same consideration per share, on the same terms and subject to the same conditions as the sale of shares of Common Stock owned by the Parent Companies. If the Stockholder sells any shares of Common Stock pursuant to this Section 3.2, the Stockholder shall pay and be responsible for the Stockholder's proportionate share of the Expenses of Sale and the Sale Obligations.

            3.3 Public Offering of Common Stock.

                  (a) If the Parent Companies propose to sell all or any portion of the shares of Common Stock owned by the Parent Companies in a public offering, the Stockholder shall be entitled and required to participate in such public offering by selling in the public offering the same percentage of the Stockholder's shares of Common Stock as the Parent Companies propose to sell of their shares in the public offering (determined on the basis of the aggregate number of shares of Common Stock owned, and the aggregate number of such shares being sold, by the Parent Companies). The Company shall notify the Stockholder in writing of the Parent Companies' intention to effect such public offering at least 10 days, or such shorter time as the Company deems practicable, before the filing with the Securities and Exchange Commission of the registration statement relating to such public offering (the "Section 3.3 Notice") and shall cause the Stockholder's shares to be sold in such public offering to be included therein. The Stockholder shall pay and be responsible for the Stockholder's proportionate share of the Expenses of Sale and the Sale Obligations, including, without limitation, indemnifying the underwriters of such public offering, on a proportionate basis, to the same extent as the Parent Companies are required to indemnify such underwriters. In connection with any such public offering, the Company shall furnish to the Stockholder such number of copies of any registration statement, and the prospectus included in such registration statement, opinions of the Company's counsel and "cold comfort" letters from the Company's independent public accountants as the Stockholder may reasonably request.

                  (b) In connection with any proposed public offering of securities of the Company, whether by the Parent Companies or the Company or otherwise, the Stockholder agrees (i) to supply any information reasonably requested by the Company in connection with the preparation of a registration statement and/or any other documents relating to such public offering, and
(ii) to execute and deliver any agreements and instruments reasonably requested by the Company to effectuate such public offering, including, without limitation, an underwriting agreement, a custody agreement and a "hold back" agreement pursuant to which the Stockholder will agree not to sell or purchase any securities of the Company (whether or not such securities are otherwise governed by this Agreement) for such period of time following the public offering as is requested by the Parent Companies or the underwriters for such public offering. If the Company requests that the Stockholder take any of the actions referred to in clause (i) or (ii) of the previous sentence, the Stockholder shall take such action promptly but in any event within five days following the date of such request.

            3.4 Required Participation in Sale of Common Stock by the Parent Companies. Notwithstanding any other provision of this Agreement to the contrary, if any of the Parent Companies shall propose to sell (including by exchange, in a business combination or otherwise) all or any portion of their shares of Common Stock in a bona fide arm's-length transaction, the Parent Companies, at their option, may require that the Stockholder sell the same percentage of the Stockholder's shares of Common Stock as the Parent Companies propose to sell of their shares in the transaction (determined on the basis of the aggregate number of shares of Common Stock owned, and the aggregate number of such shares then being sold, by the Parent Companies) on the same terms and subject to the same conditions in the same transaction and, if stockholder approval of the transaction is required and the Stockholder is entitled to vote thereon, that the Stockholder vote the Stockholder's shares in favor thereof. If the Stockholder sells any shares pursuant to this Section 3.4, the Stockholder shall pay and be responsible for the Stockholder's proportionate share of the Expenses of Sale and the Sale Obligations.

            3.5 Participation in Sale of Class A Common Stock. The Stockholder, at the Stockholder's option, may participate proportionately (and the Parent Companies shall allow the Stockholder to participate proportionately) in any sale (other than a public offering of Class A Common Stock, which shall be governed by Section 3.6 hereof) of all or a portion of the shares of Class A Common Stock owned by any of the Parent Companies to any Third Party by (a) exchanging the Stockholder's shares of Common Stock for shares of Class C Common Stock (if such exchange has not already been made) on a one-for-one basis, (b) exchanging the same percentage of the Stockholder's shares of

Class C Common Stock (such shares of Class C Common Stock having been received in exchange for the Stockholder's Common Stock) as the Parent Companies propose to sell of their shares to the Third Party (determined on the basis of the aggregate number of such shares of Class A Common Stock owned, and the aggregate number of such shares being sold, by the Parent Companies) for shares of Class A Common Stock in accordance with the Class C Exchange Rate, as defined in Subsection 5(d) of Section A of Article Fourth of the Parent Certificate of Incorporation (the "Exchange Rate"), and (c) selling the Class A Common Stock received in such exchange to the Third Party. Parent shall notify the Stockholder in writing of the Parent Companies' intention to effect such a sale to a Third Party, the identity of the Third Party and the nature and per share amount of consideration to be paid by the Third Party, and shall set forth its calculation of the Exchange Rate, at least 10 days, or such shorter time as Parent deems practicable, before the closing of any such proposed sale of shares of Class A Common Stock. Any sale of shares of Class A Common Stock by the Stockholder pursuant to this Section 3.5 shall be for the same consideration per share, on the same terms and subject to the same conditions as the sale of shares of Class A Common Stock owned by the Parent Companies. Parent shall, immediately prior to, and contingent upon, the consummation of such sale, exchange such shares of Class C Common Stock for Class A Common Stock in accordance with the Exchange Rate. If the Stockholder sells any shares pursuant to this Section 3.5, the Stockholder shall pay and be responsible for the Stockholder's proportionate share of the Expenses of Sale and the Sale Obligations.

            3.6 Participation in Public Offering of Class A Common Stock.

                  (a) If the Parent Companies propose to sell all or any portion of the shares of Class A Common Stock owned by the Parent Companies in a public offering, the Stockholder shall be entitled and required to participate in such public offering in the manner specified by the investment banking firm engaged to manage the underwriting of such public offering, including (i) by exchanging (directly or indirectly) the Stockholder's shares of Common Stock for shares of Class A Common Stock, provided that after such exchange the Stockholder shall hold an equity interest in Parent equal to the Stockholder's equity interest in the Company immediately prior to such exchange, and selling in the public offering the same percentage of the Stockholder's shares of Class A Common Stock as the Parent Companies propose to sell of their shares in the public offering (determined on the basis of the aggregate number of shares of Class A Common Stock owned, and the aggregate number of such shares being sold, by the Parent Companies), or (ii) by selling in the public offering the same percentage of the Stockholder's shares of Common Stock as the Parent Companies propose to sell of their shares of Class A Common Stock in the public offering (determined on the basis of the aggregate number of shares of Class A Common Stock owned, and the aggregate number of such shares being sold, by the Parent Companies). Parent shall notify the Stockholder in writing of the Parent Companies' intention to effect such public offering at least 10 days, or such shorter time as Parent deems practicable, before the filing with the Securities and Exchange Commission of the registration statement relating to such public offering and shall cause the Stockholder's shares to be sold in such public offering to be included therein. If the Stockholder sells any shares pursuant to this Section 3.6, the Stockholder shall pay and be responsible for the Stockholder's proportionate share of the Expenses of Sale and the Sale Obligations, including, without limitation, indemnifying the underwriters of such public offering, on a proportionate basis, to the same extent as the Parent Companies are required to indemnify such underwriters. In connection with any such public offering, the Parent
Companies shall furnish to the Stockholder such number of copies of any registration statement, and the prospectus included in such registration statement, opinions of the Parent Companies' counsel and "cold comfort" letters from the Parent Companies' public accountants as the Stockholder may reasonably request.

                  (b) In connection with any proposed public offering of securities of Parent, whether by any of the Parent Companies (including Parent) or otherwise, the Stockholder agrees (i) to supply any information reasonably requested by Parent in connection with the preparation of a registration statement and/or any other documents relating to such public offering, and (ii) to execute and deliver any agreements and instruments reasonably requested by Parent to effectuate such public offering, including, without limitation, an underwriting agreement, a custody agreement and a "hold back" agreement pursuant to which the Stockholder will agree not to sell or purchase any securities of Parent (whether or not such securities are otherwise governed by this Agreement) for the same period of time following the public offering as is agreed to by the Parent Companies with respect to themselves. If Parent requests that the Stockholder take any of the actions referred to in clause (i) or (ii) of the previous sentence, the Stockholder shall take such action promptly but in any event within five days following the date of such request.

            3.7 Required Participation in Sale of Class A Common Stock by the Parent Companies. Notwithstanding any other provision of this Agreement to the contrary, if the Parent Companies shall propose to sell (including by exchange, in a business combination or otherwise) all or any portion of their shares of Class A Common Stock in a bona fide arm's-length transaction, and if the investment banking firm advising the Parent Companies on such sale advises the Parent Companies to do so, the Parent Companies may require that the Stockholder
(a) exchange the Stockholder's shares of Common Stock for shares of Class C Common Stock (if such exchange has not already been made) on a one-for-one basis, (b) exchange the same percentage of the Stockholder's shares of Class C Common Stock as the Parent Companies propose to sell of their shares in the transaction (determined on the basis of the aggregate number of shares of Class A Common Stock owned, and the aggregate number of such shares being sold, by the Parent Companies) for shares of Class A Common Stock in accordance with the Exchange Rate, and (c) sell all the Class A Common Stock received in such exchange for the same consideration per share, on the same terms and subject to the same conditions in the same transaction. If stockholder approval of the transaction is required and the Stockholder is entitled to vote thereon, the Stockholder shall vote the Stockholder's shares in favor thereof. Parent shall calculate the Exchange Rate and shall, immediately prior to, and contingent upon, the consummation of the transaction exchange such shares of Class C Common Stock for Class A Common Stock in accordance with the Exchange Rate. If the Stockholder sells any shares pursuant to this Section 3.7, the Stockholder shall pay and be responsible for the Stockholder's proportionate share of the Expenses of Sale and the Sale Obligations.

            3.8 Termination of Restrictions and Rights. Notwithstanding any other provision of this Agreement to the contrary, but subject to the restrictions of all applicable federal and state securities laws, including the restrictions in this Agreement relating thereto, from and after the Release Date any and all shares of Common Stock owned by the Stockholder (a) may be sold, transferred, assigned, exchanged, pledged, encumbered or otherwise disposed of (and the Stockholder may grant any option or right to purchase such shares or any legal or beneficial interest therein, or may continue to hold such shares), free of the restrictions contained in this Agreement and (b) shall no longer be entitled to any of the rights contained in this Agreement. Without limiting the generality of the foregoing, from and after the Release Date, the provisions of Sections 3 and 4 hereof (other than this Section 3.8 and Sections 4.1(a), 4.1(b) and 4.1(c) hereof) shall terminate and have no further force or effect.

4. Prohibited Activities.

            4.1 Prohibition Against Certain Activities. The Stockholder agrees that (a) the Stockholder will not disclose or furnish to any other Person or use for the Stockholder's own or any other Person's account any confidential or proprietary knowledge or information or any other information which is not a matter of public knowledge and which was obtained during the Stockholder's employment with, or other performance of services for, the Company or any Affiliate thereof or any predecessor of any of the foregoing, no matter from where or in what manner the Stockholder may have acquired such knowledge or information, and the Stockholder shall retain all such knowledge and information in trust for the benefit of the Company, its Affiliates and the successors and assigns of any of them, (b) the Stockholder will not directly or indirectly solicit for employment, including without limitation recommending to any Third Party the solicitation for employment of, any employee of the Company or any Affiliate of the Company, (c) the Stockholder will not publish any statement or make any statement (under circumstances reasonably likely to become public or that the Stockholder might reasonably expect to become public) critical of the Company or any Affiliate of the Company, or in any way adversely affecting or otherwise maligning the business or reputation of any of the foregoing entities, and (d) the Stockholder will not breach the provisions of Section 3.1 hereof (any activity prohibited by clause (a), (b), (c) or (d) of this Section 4.1 being referred to as a "Prohibited Activity").

            4.2 Right to Purchase Shares. The Stockholder understands and agrees that (a) if the Stockholder engages in any Prohibited Activity, or (b) if, at any time, the Stockholder engages in any Competitive Activity, or (c) if, at any time, the Stockholder is convicted of a crime against the Company or any of its Affiliates, then, in addition to any other rights and remedies available to the Company and its Affiliates, Parent shall be entitled, at its option, exercisable by written notice (the "Repurchase Notice") to the Stockholder, to purchase all of the shares of Common Stock then held by the Stockholder.

            4.3 Purchase Price; Closing. Upon receipt of the Repurchase Notice, the Stockholder shall exchange all of the Stockholder's shares of Common Stock for shares of Class C Common Stock (if such exchange has not already been made) on a one-for-one basis. The purchase price per share of the shares of Class C Common Stock purchased pursuant to this Article 4 shall be equal to the lesser of (a) $519,999.17 (adjusted to reflect any Capital Transaction of the Company effected after the date hereof and prior to the date of the exchange of the Stockholder's Common Stock for Class C Common Stock, and further adjusted to reflect any Capital Transaction of Parent effected after the date of such exchange and prior to the date of the Repurchase Notice) and (b) the Book Value Per Share. The closing of such purchase shall take place at the principal office of Parent 10 days following the date of the Repurchase Notice, except that if Parent is prohibited from repurchasing any shares of Common Stock pursuant to this Article 4 by any contractual obligation of the Company or any of its Affiliates or by applicable law, the closing of such purchase shall take place on the first practicable date on which Parent is permitted to purchase such shares. At such closing, the Stockholder shall sell, convey, transfer, assign and deliver to Parent all right, title and interest in and to the shares of Class C Common Stock being purchased by Parent, which shall constitute (and, at the closing, the Stockholder shall certify the same to Parent in writing) good and unencumbered title to such shares, free and clear of all liens, security interests, encumbrances and adverse claims of any kind and nature (other than those in favor of the Company and the Parent Companies pursuant to this Agreement), and shall deliver to Parent the certificates representing the shares duly endorsed for transfer, or accompanied by appropriate stock transfer powers duly executed, and with all necessary transfer tax stamps affixed thereto at the expense of the Stockholder, and Parent shall deliver to the Stockholder, in full payment of the purchase price payable pursuant to this Section 4.3 for the shares of Common Stock purchased, a check payable to the order of the Stockholder in the amount of the aggregate purchase price for the shares purchased. Notwithstanding anything herein to the contrary, from and after the date of the Repurchase Notice, the Stockholder shall not have any rights with respect to any shares of Class C Common Stock which the Stockholder is required to sell to Parent pursuant to this Section 4 (including any rights pursuant to Section 3.2, 3.3, 3.5 or 3.6 hereof), except to receive the purchase price therefor.

            4.4 Transaction Proceeds. Notwithstanding anything to the contrary set forth in Section 3.2, 3.3, 3.4, 3.5, 3.6 or 3.7 hereof, if at the time of a Transaction in which the Stockholder is participating, Parent is entitled to purchase the Stockholder's shares of Common Stock pursuant to this Article 4, and if the purchase price per share for a purchase pursuant to this Article 4 would be less than the proceeds per share to the Stockholder from such Transaction, then the Stockholder shall be entitled to receive only the aggregate purchase price payable under this Article 4, with the balance of the proceeds of sale in the Transaction being remitted to the other stockholders of the Company or Parent, as the case may be, participating in such Transaction pro rata in accordance with their respective participation in such Transaction.

5. Stock Certificate Legend and Investment Representations; Other
Representations.

            5.1 Legend. All certificates representing shares of Common Stock acquired hereunder or hereafter by the Stockholder (unless registered under the Act) shall bear the following legend:

                  "The shares represented by this certificate have not been
            registered under the Securities Act of 1933, as amended, or any securities regulatory authority of any state, and may not be sold, transferred, assigned, exchanged, pledged, encumbered or otherwise disposed of except in compliance with all applicable securities laws and except in accordance with the provisions of a Stockholder's Agreement with the Company, a copy of which is available for inspection at the offices of the Company."

            5.2 Representations of the Stockholder. The Stockholder represents and warrants that: (a) the Stockholder understands that (i) the shares of Common Stock have not been and will not be registered under the Act; (ii) the shares of Common Stock cannot be sold, transferred, assigned, exchanged, pledged, encumbered or otherwise disposed of unless they are registered under the Act or an exemption from registration is available; and (iii) the ownership of Common Stock hereunder does not entitle the Stockholder to participate in any other equity program of the Company, whether now existing or hereafter established;
(b) the Stockholder has acquired the shares of Common Stock for investment for the Stockholder's own account and not with a view to the distribution thereof;
(c) the Stockholder will not, directly or indirectly, sell, transfer, assign, exchange, pledge, encumber or otherwise dispose of any shares of Common

Stock except in accordance with this Agreement; (d) the Stockholder has, or the Stockholder together with the Stockholder's advisers, if any, have, such knowledge and experience in financial and business matters that the Stockholder is, or the Stockholder together with the Stockholder's advisers, if any, are, and will be capable of evaluating the merits and risks relating to owning shares of Common Stock; (e) the Stockholder is able to bear the economic risk of a total loss of the Stockholder's investment in the Company; and (f) the Stockholder has adequate means of providing for the Stockholder's current needs and foreseeable personal contingencies and has no need for the Stockholder's investment in the Common Stock to be liquid.

6. Miscellaneous.

            6.1 Distributions. In the event of any dividend, distribution or exchange paid or made in respect of the Common Stock consisting of Affiliate Securities, (a) the restrictions and rights with respect to the Common Stock that are contained in this Agreement shall be applicable to the Affiliate Securities without further action of the parties (with the references to Common Stock being deemed references to the Affiliate Securities and the references to the Company being deemed references to the Affiliate), and (b) as a condition precedent to the receipt of the Affiliate Securities by the Stockholder, the Stockholder shall enter into a stockholder's agreement containing substantially equivalent terms with respect to the Affiliate Securities (but reflecting the economics of the dividend, distribution or exchange and the capitalization of the Affiliate) as are contained herein. The Board of Directors of the Company, in good faith, shall determine such terms and its determination shall be final and binding on the Stockholder.

            6.2 Further Assurances. Each party hereto shall do and perform or cause to be done and performed all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            6.3 Governing Law. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

            6.4 Specific Performance. The parties hereto acknowledge that there will be no adequate remedy at law for a violation of any of the provisions of this Agreement and that, in addition to any other remedies which may be available, all of the provisions of this Agreement shall be specifically enforceable in accordance with their respective terms.

            6.5 Invalidity of Provisions. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. If any provision of this Agreement is held unlawful or unenforceable in any respect, such provision shall be revised or applied in a manner that renders it lawful and enforceable to the fullest extent possible.

            6.6 Notice. All notices and other communications hereunder shall be in writing and, unless otherwise provided herein, shall be deemed to have been given when received by the party to whom such notice is to be given at its address set forth below, or such other address for the party as shall be specified by notice given pursuant hereto:

                  (a) If to the Company, to:

                        Yankee Candle Company, Inc.
                        c/o Forstmann Little & Co.
                        767 Fifth Avenue, 44th Floor
                        New York, New York 10153
                        Attention: Ms. Sandra J. Horbach

                        with a copy to:

                        Fried, Frank, Harris, Shriver & Jacobson
                        One New York Plaza
                        New York, New York 10004
                        Attention: Robert C. Schwenkel, Esq.

                  (b) If to the Stockholder, to the address set forth below the Stockholder's signature, and if to the Legal Representative, to such Person at the address of which the Company is notified in accordance with this Section 6.6.

            6.7 Binding Effect. This Agreement shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns. In addition, each of the Parent Companies shall be a third party beneficiary of this Agreement and shall be entitled to enforce this Agreement.

            6.8 Amendment and Modification. This Agreement may be amended, modified or supplemented only by written agreement of the party against whom enforcement of such amendment, modification or supplement is sought.

            6.9 Headings; Execution in Counterparts. The headings and captions contained herein are for convenience only and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

            6.10 Entire Agreement. This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

            6.11 Withholding. The Company shall have the right to deduct from any amount payable under this Agreement any taxes or other amounts required by applicable law to be withheld. The Stockholder agrees to indemnify the Company against any Federal, state and local withholding taxes for which the Company may be liable in connection with the Stockholder's ownership or disposition of any Common Stock.

            6.12 No Right to Continued Employment. This Agreement shall not confer upon the Stockholder any right with respect to continuance of employment by the Company or any Affiliate thereof, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the Stockholder's employment at any time.

            6.13 Possession of Certificates; Power of Attorney.

                  (a) In order to provide for the safekeeping of the certificates representing the shares of Common Stock held by the Stockholder and to facilitate the enforcement of the terms and conditions hereof, (i) the Company shall retain physical possession of all certificates representing shares of Common Stock issued to the Stockholder, and (ii) concurrently with the Stockholder's execution and delivery to the Company of this Agreement, the Stockholder shall deliver to the Company an undated stock power, duly executed in blank, for each such certificate. The Stockholder shall be relieved of any obligation otherwise imposed by this Agreement to deliver certificates representing shares of Common Stock if the same are in the custody of the Company. After the Release Date, upon written request by the Stockholder therefor, the Company shall deliver to the Stockholder any certificates in the Company's custody representing the Stockholder's shares of Common Stock.

                  (b) The Stockholder hereby irrevocably appoints the Parent Companies and each of them (individually and collectively, the "Representative") the Stockholder's true and lawful agent and attorney-in-fact, with full powers of substitution, to act in the Stockholder's name, place and stead, to do or refrain from doing all such acts and things, and to execute and deliver all such documents, as the Representative shall deem necessary or appropriate in connection with a public offering of securities of the Company or Parent, or the exchange of Common Stock for Class C Common Stock pursuant hereto, or a sale pursuant to Section 3.2, 3.4, 3.5, 3.7 or 4.2 hereof, including, without in any way limiting the generality of the foregoing, in the case of a sale pursuant to Section 3.2, 3.4, 3.5 or 3.7 hereof, to execute and deliver on behalf of the Stockholder a purchase and sale agreement and any other agreements and documents that the Representative deems necessary in connection with any such sale, and in the case of a public offering, to execute and deliver on behalf of the Stockholder an underwriting agreement, a "hold back" agreement, a custody agreement, and any other agreements and documents that the Representative deems necessary in connection with any such public offering, and in the case of any sale pursuant to Section 3.2, 3.4,
3.5 or 3.7 hereof and any public offering pursuant to Section 3.3(a) or 3.6(a) hereof, to receive on behalf of the Stockholder the proceeds of the sale or public offering of the Stockholder's shares, to hold back from any such proceeds any amount that the Representative deems necessary to reserve against the Stockholder's share of any Expenses of Sale and Sale Obligations and to pay such Expenses of Sale and Sale Obligations. The Stockholder hereby ratifies and confirms all that the Representative shall do or cause to be done by virtue of its appointment as the Stockholder's agent and attorney-in-fact. In acting for the Stockholder pursuant to the appointment set forth in this Section 6.13(b), the Representative shall not be responsible to the Stockholder for any loss or damage the Stockholder may suffer by reason of the performance by the Representative of its duties under this Agreement, except for loss or damage arising from willful violation of law or gross negligence by the Representative in the performance of its duties hereunder. The appointment of the Representative shall be deemed coupled with an interest and as such shall be irrevocable and shall survive the death, incompetency, mental illness or insanity of the Stockholder, and any person dealing with the Representative may conclusively and absolutely rely, without inquiry, upon any act of the Representative as the act of the Stockholder in all matters referred to in this Section 6.13(b).

            6.14 Consent to Jurisdiction. Each party hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of New York and of the United States of America, in each case located in the County of New York, for any Litigation (and agrees not to commence any Litigation except in any such court), and further agrees that service of process, summons, notice or document by U.S. registered mail to such party's respective address set forth in Section 6.6 hereof shall be effective service of process for any Litigation brought against such party in any such court. Each party hereby irrevocably and unconditionally waives any objection to the laying of venue of any Litigation in the courts of the State of New York or of the United States of America, in each case located in the County of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any Litigation brought in any such court has been brought in an inconvenient forum.

            6.15 Amendments to Parent Certificate of Incorporation. For as long as the Stockholder owns any shares of Common Stock or Class C Common Stock, Parent shall not amend or repeal, and shall not take any action in furtherance of amending or repealing, Section A of Article Fourth of the Parent Certificate of Incorporation in any manner that adversely affects the rights of the Class C Common Stock without the Stockholder's prior written consent. For purposes of this Section 4 only, the terms "Common Stock" and "Class C Common Stock" shall mean, respectively, the Common Stock, par value $0.01 per share, of the Company and the Class C Common Stock, par value $0.01 per share, of Parent, and such terms shall not include, for purposes of this
Section 4 only, securities issued in respect of, or in exchange for, the Common Stock or Class C Common Stock.

            IN WITNESS WHEREOF, this Agreement has been signed by or on behalf of each of the parties hereto, all as of the date first above written.

STOCKHOLDER                            YANKEE CANDLE COMPANY, INC.

/s/ Michael Kittredge                      By: /s/ Harry J. Flood
----------------------------------         -----------------------
Name:    Michael Kittredge                 Name:  Harry J. Flood
Address: 203 South Beach Road              Title: Treasurer
         Hobe Sound, Florida 33455

The undersigned hereby agree to be bound by the provisions of Sections 3.2 through 3.7 and Section 6.15 of the foregoing Agreement.

                              YANKEE CANDLE HOLDINGS CORP.

                              By: /s/ Thomas H. Lister
                                  ----------------------------------------
                                  Thomas H. Lister
                                  Vice President

The undersigned hereby agree to be bound by the provisions of Sections 3.5, 3.6,
3.7 of the foregoing Agreement.

                              FORSTMANN LITTLE & CO. EQUITY PARTNERSHIP-V,
                              L.P.

                              By: FLC XXX Partnership,
                                  its general partner

                                  By: /s/ Sandra J. Horbach
                                      ------------------------------------
                                      Sandra J. Horbach,
                                      a general partner


                              FORSTMANN LITTLE & CO. SUBORDINATED DEBT AND
                              EQUITY MANAGEMENT BUYOUT PARTNERSHIP-VI, L.P.

                              By: FLC XXIX Partnership,
                                  its general partner

                                  By: /s/ Sandra J. Horbach
                                      ------------------------------------
                                      Sandra J. Horbach,
                                      a general partner